UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2002

NU SKIN ENTERPRISES, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12421 (Commission File Number)	87-0565309 (IRS Employer Identification No.)

75 West Center Street
Provo, UT 84601
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(801) 345-1000

N/A
(Former name or former address, if changed since last report)

Item 5.         Other Events.

         On July 17, 2002, the Registrant issued a press release announcing its results for the quarter ended June 30, 2002. The full text of the press release appearing in Exhibit 99.1, other than the three paragraphs under the heading "Outlook", is filed and incorporated by reference in this Report.

Item 7.         Financial Statements and Exhibits.

(c) EXHIBITS.
EXHIBIT NO. 99.1	DESCRIPTION Press Release dated July 17, 2002.

Item 9.         Regulation FD Disclosure.

         The three paragraphs under the heading "Outlook" of the press release appearing in Exhibit 99.1 hereto, are not filed, but are furnished pursuant to Regulation FD. The webcast of management's overview of second quarter financial results will be available on the Company's website at www.nuskinenterprises.com through July 31, 2002, beginning July 17, 2002 at 11:00 a.m. (EDT).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NU SKIN ENTERPRISES, INC.
(Registrant)

/s/ M. Truman Hunt
M. Truman Hunt
Executive Vice President and General Counsel

Date:    July 17, 2002

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated July 17, 2002.